                                                                 ARTHUR ANDERSEN


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent of the use of our reports (and to all references to our Firm) included in or made a apart of this Registration Statement File No. 333-83057 for Hartford Life and Annuity Insurance Company Separate Account VL I on Form S-6.


Hartford, Connecticut                                   /s/  Arthur Andersen LLP
December 4, 2000